EXHIBIT 99.1

                             JOINT FILING AGREEMENT


          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of this Statement on Schedule 13G (including any amendments thereto) and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned have executed this Joint Filing Agreement this 22nd day of October, 2008.



                             QUAKER CAPITAL MANAGEMENT CORPORATION

                             /s/ Mark G. Schoeppner
                             ---------------------------------------------------
                             Name:  Mark G. Schoeppner, President


                            QUAKER CAPITAL PARTNERS I, L.P.

                            By:  Quaker Premier, L.P., its general partner

                                 By:  Quaker Capital Management
                                      Corporation, its general partner


                                 By:  /s/ Mark G. Schoeppner
                                      ------------------------------------------
                                      Mark G. Schoeppner
                                      President

                            QUAKER PREMIER, L.P.

                            By:  Quaker Capital Management
                                 Corporation, its general partner


                                 By:  /s/ Mark G. Schoeppner
                                      ------------------------------------------
                                      Mark G. Schoeppner
                                      President

                            QUAKER CAPITAL PARTNERS II, L.P.

                            By:  Quaker Premier II, L.P., its general partner

                                 By:  Quaker Capital Management
                                      Corporation, its general partner


                                 By:  /s/ Mark G. Schoeppner
                                      ------------------------------------------
                                      Mark G. Schoeppner
                                      President

                            QUAKER PREMIER II, L.P.

                            By:  Quaker Capital Management
                                 Corporation, its general partner


                                 By:  /s/ Mark G. Schoeppner
                                      ------------------------------------------
                                      Mark G. Schoeppner
                                      President


                                      /s/ Mark G. Schoeppner
                                      ------------------------------------------
                                      Mark G. Schoeppner



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